Counterpoint Select Fund

Supplement dated March 28, 2008 to
Prospectus dated October 26, 2007.

Effective immediately, the “Fees and Expenses” section on page seven of the Prospectus has been updated to reflect a reduction in the Fund’s expenses relative to increased Fund assets:

Fees and Expenses

The table below describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees(1) (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee(2)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.95%
Distribution (12b-1) Fees	None
Other Expenses(4)	1.86%
Acquired Fund Fees and Expenses(5)	0.01%
Total Annual Fund Operating Expenses(6)	2.82%
Less: Expense Reduction/Reimbursement(7)	(1.71)%
Net Annual Operating Expenses (6),(7), (8)	1.11%

(1)
You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.

(2)
The redemption fee applies only to those shares that have been held for less than 30 days.  The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

(3)
The percentage shown reflects the maximum investment advisory fee to which the Advisor is entitled under the investment advisory agreement.  For its services, the Advisor is compensated 0.95% on the first $500 million in assets and 0.85% thereafter on assets greater than $500 million.

(4)	Other Expenses include custodian, transfer agency, and other customary Fund expenses.

(5)
The Fund is required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees the Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus.

(6)	Without Acquired Fund Fees and Expenses, the Total Annual Operating Expense would have been 2.81% and the Net Annual Operating Expenses would have been 1.10%.

(7)
The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 1.10% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect for at least the one year period shown in the Example below and for an indefinite period thereafter as determined by the Board.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement is subject to the Board’s review and approval.  A reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

(8)
The Fund does not anticipate incurring interest expense for its current fiscal year.  If the Fund does so in subsequent fiscal years, its Net Annual Operating Expenses may exceed the Expense Cap of 1.10%.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.  Please note that the one-year figure below is based on the Fund’s net expenses after giving effect to the expense limitation in the agreement described above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$113
Three Years	$712
Five Years	$1,337
Ten Years	$3,023

Please retain this Supplement with the Prospectus.
The date of this Supplement is March 28, 2008.